Exhibit 10.1

This AMENDMENT NO. 1, dated as of June 13, 2014 (this “Amendment”), among OCI BEAUMONT LLC, a Texas limited liability company (the “Borrower”), OCI PARTNERS LP, a Delaware limited partnership (the “MLP”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors, the “Administrative Agent”) for the Lenders (as defined below), and BANK OF AMERICA, N.A., as a Lender, amends that certain Revolving Credit Agreement dated as of April 4, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), entered into among the Borrower, the MLP, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 13.12 the Credit Agreement and any other Credit Document may be amended, supplemented or modified with the consent of the Credit Parties and the Required Lenders;

WHEREAS, the Credit Parties and the Required Lenders desire to the amend the Credit Agreement and certain other Credit Documents on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The definition of “Guaranteed Creditor” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Guaranteed Creditors” shall mean and include (x) each of the Administrative Agent, the Collateral Agent, the Real Property Collateral Agent, each Issuing Lender and the Lenders, (y) with respect to a Designated Interest Rate Protection Agreement, Designated Hedge Agreement or Designated Treasury Services Agreement, the Administrative Agent, any Lender and any Affiliate of the Administrative Agent or any Lender (even if the Administrative Agent or such Lender subsequently ceases to be the Administrative Agent or a Lender under this Agreement for any reason) so long as the Administrative Agent, such Lender or such Affiliate served such purposes at the time of entry into a particular Designated Interest Rate Protection Agreement, Designated Hedge Agreement or Designated Treasury Services Agreement, and (z) with respect to a Designated Hedge Agreement only, any Person so designated by the Borrower provided that the opportunity to provide the relevant Hedge Agreement on identical terms was first offered to, and refused by, the Administrative Agent.

(b) The definition of “Hedging Agreement” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Hedge Agreement” shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar arrangements, or arrangements designed to protect against fluctuations in currency values or commodity prices.

(c) All references to “Hedging Agreement” or “Hedging Agreements” in the Credit Agreement and the Credit Documents are hereby deemed to be references to a “Hedge Agreement” or to “Hedge Agreements”, respectively.

(d) Section 10.01(ii) is hereby amended and restated in its entirety as follows:

“(ii) Liens in respect of property or assets of the Borrower or its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, contractors’, materialmen’s and mechanics’ liens and other similar Liens arising in the ordinary course of business not overdue or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets and for which adequate reserves have been established in accordance with U.S. GAAP (or, for Foreign Subsidiaries, in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization);

(e) Section 10.01(xiv) is hereby amended and restated in its entirety as follows:

“(xiv) subject to the terms of the First Lien Intercreditor Agreement, Liens securing Indebtedness permitted under Section 10.04(viii) (so long as such Liens are created pursuant to the collateral documents in respect of the Existing Term Loan Credit Agreement), (xiv) and (xvii);”

SECTION 2. Amendment to the Intercompany Subordination Agreement. Effective as of the Amendment No. 1 Effective Date, the Intercompany Subordination Agreement is hereby amended as follows:

Section 1 is hereby amended to delete the words “, to the prior payment in full of all Obligations of any such Obligor now or hereafter existing under the Credit Agreement and the other Credit Documents” from the first sentence of such Section.

SECTION 3. Representations and Warranties: Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders as of the Amendment No. 1 Effective Date (as defined below) that:

(a) All representations and warranties of the Borrower and each other Credit Party contained in Section 8 of the Credit Agreement or any other Credit Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date; and

(b) No Default or Event of Default exists or has occurred and is continuing on and as of the Amendment No. 1 Effective Date.

SECTION 4. Conditions of Effectiveness. Sections 1 and 2 of this Amendment shall become effective on the date (such date being referred to as the “Amendment No. 1 Effective Date”, which date is June 13, 2014) that the Administrative Agent shall have received this Amendment, duly executed and delivered by (A) the Borrower, (B) the MLP, (C) the Required Lenders and (D) the Administrative Agent.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Credit Document.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

SECTION 7. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN THE CREDIT AGREEMENT OR THE SECURITY DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Headings Descriptive. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OCI BEAUMONT LLC

By:	/s/ Frank Bakker
	Name:	Frank Bakker
	Title:	CEO

OCI PARTNERS LP

By:	/s/ Frank Bakker
	Name:	Frank Bakker
	Title:	CEO

[Amendment No. 1]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Darren Bielawski
	Name:	Darren Bielawski
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Darren Bielawski
	Name:	Darren Bielawski
	Title:	Vice President

[Amendment No. 1]